EXHIBIT 99.1


               CERTIFICATION PURSUANT TO 18  U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                  ---------------------------------------------


     In connection with the Quarterly Report of ebank Financial Services, Inc. (the "Company") on Form 10-QSB for the period ending March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James L. Box, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C., Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




                                              /s/    James L. Box
                                              ---------------------
                                              James L. Box
                                              Chief Executive Officer
                                              May 15, 2003

A signed original of this written statement required by Section 906 has been provided to ebank Financial Services, Inc. and will be retained by ebank Financial Services, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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